UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 17, 2008

Trans-India Acquisition Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33127	20-5063512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 South Wacker Drive, Suite 1000

Chicago, IL 60606

(312) 922-1980

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (312) 922-1980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

Trans-India Acquisition Corporation (“Trans-India”) and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Trans-India stockholders to be held to approve the proposed acquisition between Trans-India and Solar Semiconductor Ltd. (“Solar”). Each of Trans-India’s officers and directors holds common stock of Trans-India, which have no rights to any liquidation distribution Trans-India makes with respect to the common stock sold in its initial public offering (“IPO”). Therefore, their equity holding will be worthless if Trans-India does not acquire a target business within two years of the IPO as required by Trans-India’s Certificate of Incorporation.

Stockholders of Trans-India and other interested persons are advised to read Trans-India’s preliminary proxy statement and definitive proxy statement, when available, in connection with Trans-India’s solicitation of proxies for the special meeting because these proxy statements will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. The proxy statement and other relevant materials (when they become available) and any other documents filed by Trans-India with the Securities and Exchange Commission (the “SEC”) may also be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Trans-India by directing request to: Trans-India Acquisition Corporation, 300 South Wacker Drive, Suite 1000, Chicago, Illinois 60606, Attention: Craig Colmar, Secretary and Treasurer.

This Current Report on Form 8-K, including the exhibits contained herein, contains forward-looking statements that involve substantial risks and uncertainties. Other than statements of historical facts, all statements included in this report regarding Trans-India’s or Solar’s strategy, future operations, future financial position, prospects, plans and objectives of management, as well as statements, other than statements of historical facts, regarding Solar’s industry, are forward-looking statements, including statements regarding the expected growth of solar as a source of electricity, the growth of the market for photovoltaic modules, Solar’s use of its excess manufacturing capacity, the development of Solar’s new facility and the installation of new module manufacturing lines and cell manufacturing lines at such facility, commitments and obligations under Solar’s long-term supplier and customer agreements and Solar’s ability to lease additional land for further expansion, as well as the closing of the proposed acquisition and execution of agreements in connection therewith. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the parties. Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: (i) the number and percentage of Trans-India stockholders voting against the acquisition; (ii) the ability of Trans-India to satisfy the conditions to closing of the proposed acquisition, including the delivery by Solar of audited financial statements; (iii) legislation or regulatory environments, requirements or changes adversely affecting the business in which Solar is engaged; (iv) continued compliance with government regulations; (v) fluctuations in customer demand; (vi) management of rapid growth; (vii) the time to develop and market new products; (viii) the successful development of Solar’s new facility and installation of new manufacturing lines; (ix) outcomes of government reviews, inquiries, investigations and related litigation; (x) general economic conditions; (xi) geopolitical events; and (xii) changing principles of generally accepted accounting principles. Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations or investments made by the combined company. Neither Trans-India nor Solar assumes any obligation to update any forward-looking statements.

Item 8.01	Other Events

Attached as Exhibit 99.1 is the business presentation filed in connection with the acquisition between Trans-India and Solar.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1    Business presentation of Trans-India Acquisition Corporation dated November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2008

TRANS-INDIA ACQUISITION CORPORATION

By:	/s/ Cliff Haigler
Name:	Cliff Haigler
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Business presentation of Trans-India Acquisition Corporation dated November 17, 2008..